Variable Annuity Option Selection - New York

---------------------------------------------------- -------------------------- --------------------------------- ------------------
Name of annuity owner                                                           Certificate number
---------------------------------------------------- -------------------------- --------------------------------- ------------------
---------------------------------------------------- -------------------------- --------------------------------- ------------------
Street address                                       City                       State                             ZIP Code
---------------------------------------------------- -------------------------- --------------------------------- ------------------
---------------------------------------------------- -------------------------- --------------------------------- ------------------
Section A - Premium Allocation Change
---------------------------------------------------- -------------------------- --------------------------------- ------------------
Please  change my AAL Variable  Annuity  Premium  Allocation  to that  indicated
below.
Large Company Stock _____%         Balanced Account ____________ %              International Stock ______________%
Bond Account ____________%         Fixed Account _______________ %              High Yield Bond_________________ %
Money Market ____________%         Small Company Stock__________%

Premium allocations must be in whole numbers and total 100%.

Section B - Account Transfers
Please transfer the following amounts from my existing accounts to the accounts indicated.
From:                                                To:
Large Company Stock      __ All or $    (Amount)     Large Company Stock  $     (Amount)
Bond                     __ All or $    (Amount)     Bond                 $     (Amount)
Money Market             __ All or $    (Amount)     Money Market         $     (Amount)
Balanced                 __ All or $    (Amount)     Balanced             $     (Amount)
Fixed Account            __ All or $    (Amount)     Fixed Account        $     (Amount)
Small Company Stock      __ All or $    (Amount)     Small Company Stock  $     (Amount)
International Stock      __ All or $    (Amount)     International Stock  $     (Amount)
High Yield Bond          __ All or $    (Amount)     High Yield Bond      $     (Amount)

Section C - Dollar Cost Averaging
___ Start my Dollar Cost Averaging      ___ Change my Dollar Cost Averaging     ___ Stop my Dollar Cost Averaging
    as indicated below.                     as indicated below.

Please  transfer  $____________  ($50 minimum per account)  from my AAL Variable
Annuity Money Market account to the account(s) indicated below on the _________ day of the month. (Can not elect the 29th, 30th, 31st.)

------------------------------------------------------------------------------------------------------------------------------------
___ Monthly              ___ Quarterly               ____ Semi-annually         ___ Annually
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Large Company Stock  $             Bond Account  $                              Balanced Account  $
                     $                           $                                                $
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------- -------------------------------
Signature of owner                                                              Date
---------------------------------------------------------------------------------------------------- -------------------------------
---------------------------------------------------------------------------------------------------- -------------------------------
Signature of AAL representative                                                 Date
---------------------------------------------------------------------------------------------------- -------------------------------

                                              AID ASSOCIATION FOR
                                              LUTHERANS
                                              4321 N. Ballard Road, Appleton. WI
                                              54919-0001


V11926NY N8-98

                        Variable Annuity Option Selection
---------------------------------------------------- ---------------------------
Name of annuity owner                                Certificate number
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Street address            City                       State    ZIP Code
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section A - Premium Allocation Change
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please change my AAL Variable Annuity Premium Allocation to that indicated below.

Large Company Stock   %     High Yield Bond   %      Balanced Account   %
Small Company Stock   %     Bond Account      %      Fixed Account      %
International Stock   %     Money Market      %
Premium allocations must be in whole numbers and total 100%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section B - Account Transfers
--------------------------------------------------------------------------------
Please transfer the following amounts from my existing accounts to the accounts indicated.

From:                                         To:
Large Company Stock ___ All or $    (Amount)  Large Company Stock $     (Amount)
Small Company Stock ___ All or $    (Amount)  Small Company Stock $     (Amount)
International Stock ___ All or $    (Amount)  International Stock $     (Amount)
High Yield Bond     ___ All or $    (Amount)  High Yield Bond     $     (Amount)
Bond                ___ All or $    (Amount)  Bond                $     (Amount)
Money Market        ___ All or $    (Amount)  Money Market        $     (Amount)
Balanced            ___ All or $    (Amount)  Balanced            $     (Amount)
Fixed Account       ___ All or $    (Amount)  Fixed Account       $     (Amount)
Section C - Dollar Cost Averaging
--------------------------------------------------------------------------------
___ Start my Dollar Cost Averaging       ____Change my Dollar Cost Averaging
    as indicated below.                      as indicated below.

____Stop my Dollar Cost Averaging.

Please transfer $____________ ($50 minimum per account) from my AAL Variable Annuity Money Market account to the account(s) indicated below on the day of the month. (Can not elect the 29th, 30th, 31st.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__ Monthly        ___ Quarterly          ___Semi-annually           ___ Annually
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Large Company Stock $        International Stock $            Bond Account     $
Small Company Stock $        High Yield Bond     $            Balanced Account $
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section D - Telephone Transaction Authorization
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
__ I  elect  Telephone  Transaction  Authorization.
__ I revoke  my  previous Telephone   Transaction   Authorization.

By electing Telephone Transaction Authorization,  I agree and understand  that:

1. AAL is authorized to accept and act upon telephone instructions from me for the following purposes: transfer of accumulated values among account options, address changes, changes in allocations of premiums, premium payment instructions, and any other transactions made available by AAL for telephone transfer. Any transfers shall be made on the basis of unit values next determined following AAL's receipt of instructions in proper order.

2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversation containing such instructions. If AAL acts in good faith upon the telephone instructions, AAL (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction.

3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice signed by the owner is received by AAL. All terms are binding on my agents, heirs, and assigns. The signature of owner below applies to all sections and statements made on this selection form.


Signature of owner                  Date           AID ASSOCIATION FOR LUTHERANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature or AAL representative     Date           4321 N. Ballard Road.
                                                   Appleton. WI 54919-0001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


V11926 N2-98